Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Everus Construction Group, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey S. Thiede, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 13, 2025	/s/ Jeffrey S. Thiede
		Name:	Jeffrey S. Thiede
		Title:	President and Chief Executive Officer
(Principal Executive Officer)

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report, or as a separate disclosure document of the Company or the certifying officers.